LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN GLOBAL 50 FUND

December 1, 1998

Dear Shareholder:

We are pleased to provide you with the first annual report for the J.P. Morgan Global 50 Fund.

Since its May 29, 1998 inception date, the J.P. Morgan Global 50 Fund has experienced its share of peaks and troughs. While the first two months posted solid returns, the global economic turmoil of the third quarter proved difficult for the fund. Total returns since inception equaled -10.93%, compared with -8.68% for the market index, the Lipper Global Funds Average. After an impressive October, however, the fund appears to be well-positioned for a rebound. The fund posted total returns of 13.22% in October, nearly doubling the Lipper Global Funds Average (at 6.77%), and was rated the number-one performing global equity fund by Lipper Analytical Services, Inc. for the month. The fund's net asset value was $13.36 per share on October 31, 1998. The fund's net assets totaled $76.5 million on October 31, 1998.

Included in this report is an interview with Shawn Lytle, a member of the fund's portfolio management team. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead. We hope you find it informative.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M Schappert

Ramon de Oliveira                         Keith M Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . . . .1   FUND FACTS AND HIGHLIGHTS . . . .6

FUND PERFORMANCE . . . . . . . . . . . .2   FINANCIAL STATEMENTS. . . . . . .8

PORTFOLIO MANAGER Q&A. . . . . . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on May 31, 1998,* would have declined to $8,907 on October 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

                       GROWTH OF $10,000 SINCE FUND INCEPTION*
                           MAY 31, 1998 - OCTOBER 31, 1998
                                    [CHART]

                J.P. Morgan                                    Lipper Global
               Global 50 Fund        MSCI World Index          Funds Average
Apr-98            $10,000               $10,000                  $10,000
May-98             $9,953               $10,017                  $10,236
Jun-98            $10,047                $9,979                  $10,218
Jul-98             $8,260                $8,479                   $8,854
Aug-98             $7,867                $8,564                   $9,009
Sep-98             $8,907                $9,144                   $9,822


LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE CUMULATIVE RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE

                                            TOTAL RETURNS
                                            ----------------------------------------
                                            ONE           THREE          SINCE
AS OF OCTOBER 31, 1998                      MONTH         MONTHS         INCEPTION*
------------------------------------------------------------------------------------
J.P. Morgan Global 50 Fund                  13.22%        -11.35%        -10.93%
MSCI World Index                             9.02%         -3.88%         -1.78%
Lipper Global Funds Average                  6.77%         -8.41%         -8.68%


AS OF SEPTEMBER 30, 1998
------------------------------------------------------------------------------------
J.P. Morgan Global 50 Fund                  -4.76%        -20.96%        -21.33%
MSCI World Index                             1.75%        -11.99%         -9.91%
Lipper Global Funds Average                  0.79%        -14.65%        -14.46%


*5/29/98 -- COMMENCEMENT OF OPERATIONS (TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 5/29/98 IS -10.93%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

SHAWN LYTLE, VICE PRESIDENT, joined J.P. Morgan in 1992. After participating in the analyst training program, Shawn worked for the J.P. Morgan Private Client Group in San Francisco. Prior to joining the portfolio management team, Shawn was a client advisor responsible for marketing and new business development for financial advisors. Shawn is a graduate of Georgetown University.

GLOBAL 50 PERFORMANCE HAS HAD ITS UPS AND DOWNS SINCE ITS MAY 29 INCEPTION DATE. COULD YOU ELABORATE ON THE PERFORMANCE AND THE CONTRIBUTING FACTORS THUS FAR?

SL: During the first two months of operation, the fund achieved solid performance relative to the competition and relative to the market. In August, however, the global economic crises and the fear of pressure on corporate profits began to affect U.S. and European investors' perceptions of earnings stability. Against that backdrop, investors' time horizons became very short-term-oriented. They fled to larger and more liquid securities where there was more certainty of earnings in the near-term quarters. While most global investors were hurt by the economic malaise of the third quarter, our strategy in particular was negatively impacted because this portfolio assumes a more value-oriented, longer-term approach. We focus on undervalued companies with compelling stories and fundamentals that will likely outperform the market in roughly a 12- to 18-month time period. When the market began to settle down in October and investors resumed a longer-term focus in their financial decision-making, our performance rebounded strongly.

HOW ARE YOU HANDLING INVESTING IN THE CRISIS MARKETS OF THE WORLD RIGHT NOW? YOU HAVE RETAINED A FEW HOLDINGS IN JAPAN, FOR EXAMPLE.

SL: In order to seek high return for investors, our primary focus is on stock selection. We select what we deem are the best global opportunities in specific industries. In the case of a Japan or a Latin America, we are choosing the best opportunities we could find in an industry, regardless of country. For example, the reason why we decided to invest in YPF Sociedad Anonima in Argentina was because it was one of the most attractive oil companies globally, not because it was a holding in Argentina. And that's a very important distinction: We look at YPF As an oil company which, compared to other global oil companies, sells at a significant discount and has excellent fundamentals.

In Japan, the pharmaceuticals company Yamanouchi is an example of a good value, even in the midst of an overall market or overall economy that seems to be in poor shape. The company has the patent rights to Gaster, an anti-ulcer medication marketed as Pepcid AC in the United States. They will also obtain the rights, in a year or two, to distribute a very successful cholesterol drug in Japan for a U.S. pharmaceuticals company. We believe this company can clearly compete on a global scale.

HOW DO YOU EXPECT EMU INTEGRATION TO AFFECT THE GLOBAL 50 FUND?

SL: We have already seen opportunities present themselves with the EMU integration. A number of companies in the European Community are restructuring to compete in the European Union and the global marketplace. In addition, EMU will help companies merge cross-border a lot more easily than they could before. Finally, EMU integration will result in more price transparency across borders in Europe. The amount a consumer would pay for a car in Spain will be easily compared to the amount he would pay in Germany. Those companies which we think have a competitive advantage with a better manufacturing platform, like a Volkswagen, will likely benefit from this price transparency.

PLEASE COMMENT ON A FEW OF THE STOCKS THAT HAVE PERFORMED WELL SINCE INCEPTION.

SL: EMC Corp., a leading United States supplier of database storage software, has had very persistent and impressive earnings growth over the last year and a half. We believe that this earnings growth is sustainable in 1999. With the year 2000 computer issue quickly approaching, the need for companies to safely store data is becoming even more important. A company like EMC that can store those companies' information efficiently will likely thrive.

Vivendi, a French utility company that is the second largest water provider in the world, looks especially promising going forward. It also has a very solid core electricity business and waste management business. In addition, the company is developing a telecommunications business that is now competing directly with other top companies for both mobile phone business and the fixed-wire business. So in Vivendi, we see the stability of their utilities businesses coupled with tremendous growth potential of their telecommunications business.

WHICH STOCKS HAVE DISAPPOINTED THUS FAR?

SL: One company that has been disappointing, but that we would like to stick with for its long-term growth potential, is French technology company STMicroelectronics NV. STMicro was up 31% in October as the firm surprised the markets with a rise in third quarter profits. In addition, microchip producers began to regain favor on news that monthly industry sales had not only stabilized, but actually improved. STMicro is still selling at a discount to U.S. peers such as Motorola, AMD, National Semiconductor, and Texas Instruments. The company should continue to do well as the market anticipates a full turnaround in the chip market in mid- to late 1999.

WHAT IS THE OUTLOOK FOR THE GLOBAL 50 FUND IN THE COMING MONTHS?

SL: The Global 50 Fund is a very aggressive fund that seeks to provide a high total return for investors. Given this strategy, there will be volatile months, as global market volatility is likely to continue. In the United States, there is a lot of pressure on U.S. corporate earnings right now. We do not believe U.S. companies will be able to sustain the high growth rates they've enjoyed in the last few years. Conversely, we see more opportunities to invest and more undervalued companies in Europe and other regions, both in the developed and the emerging markets. Therefore the portfolio will be more heavily weighted toward Europe while we continue to seek opportunities in the Far East and select opportunities in the United States.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Global 50 Fund seeks to provide a high total return from a concentrated portfolio of global equity securities.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
5/29/98

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$76,485,974

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO

The fund's current annual expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

            [CHART]

EUROPE/AFRICA                    58.6%
UNITED STATES                    20.5%
JAPAN                             8.0%
ASIA PACIFIC EX-JAPAN             6.5%
LATIN AMERICA                     4.7%
OTHER                             1.7%

LARGEST EQUITY HOLDINGS                          % OF TOTAL INVESTMENTS
-----------------------------------------------------------------------
AUTOLIV, INC. (SDR) (SWEDEN)                                3.0%
STMICROELECTRONICS NV (FRANCE)                              2.9%
MCI WORLDCOM, INC.(UNITED STATES)                           2.8%
YPF SOCIEDAD ANONIMA (SPON. ADR)
   (ARGENTINA)                                              2.7%
AMBAC FINANCIAL GROUP, INC. (UNITED STATES)                 2.6%
WASTE MANAGEMENT, INC. (UNITED STATES)                      2.5%
DDI CORP. (JAPAN)                                           2.5%
NESTLE SA (SWITZERLAND)                                     2.5%
ACS, ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA
   (SPAIN)                                                  2.5%
VIVENDI (FRANCE)                                            2.4%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Reference to specific securities are not intended to be or should be interpreted as recommendations to buy or sell the securities. Opinions expressed are based on current market conditions are are subject to change without notice. The fund invests in foreign securities which are subject to special risks such as economic and political instability and currency fluctuation.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCK (91.7%)
ARGENTINA (2.6%)
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)(s)............................       70,000   $  2,025,625
                                                                 ------------
AUSTRALIA (2.4%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...      267,000      1,815,960
                                                                 ------------

AUSTRIA (1.8%)
Bank Austria AG (Banking)(s).....................       28,000      1,340,872
                                                                 ------------

DENMARK (2.9%)
GN Store Nord A/S (Telecommunications-
  Equipment)(s)..................................       54,500      1,800,527
Olicom A/S (Technology)(s)+......................       68,500        391,137
                                                                 ------------
                                                                    2,191,664
                                                                 ------------
FINLAND (2.0%)
Rautaruukki OYJ, K Shares (Metals & Mining)(s)...      263,000      1,560,755
                                                                 ------------

FRANCE (12.4%)
Christian Dior SA (Retail)(s)....................       14,500      1,531,706
Compagnie Financiere de Paribas (Financial
  Services)(s)...................................       20,628      1,516,045
Rhodia SA (Chemicals)(s)+........................       65,067      1,083,108
STMicroelectronics NV (Electronics)(s)+..........       35,732      2,186,279
Total SA, B Shares (Oil-Services)(s).............       11,380      1,312,712
Vivendi (Utilities)(s)...........................        8,100      1,849,762
                                                                 ------------
                                                                    9,479,612
                                                                 ------------

GERMANY (2.2%)
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................        5,274      1,611,328
Muenchener Rueckversicherungs-Gesellschaft AG
  (New Shares) (Insurance)(s)+...................          143         65,103
                                                                 ------------
                                                                    1,676,431
                                                                 ------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

HONG KONG (4.0%)
Dao Heng Bank Group Ltd. (Banking)(s)............      679,000   $  1,415,715
New World Development Co. Ltd. (Real
  Estate)(s).....................................      712,000      1,654,573
                                                                 ------------
                                                                    3,070,288
                                                                 ------------

ITALY (2.3%)
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................      356,500      1,797,514
                                                                 ------------

JAPAN (8.0%)
DDI Corp. (Telecommunications)(s)................          655      1,911,153
Honda Motor Co. Ltd. (Automotive)(s).............       42,000      1,261,515
Sony Corp. (Electronics)(s)......................       22,100      1,403,457
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................       53,000      1,519,139
                                                                 ------------
                                                                    6,095,264
                                                                 ------------

NETHERLANDS (7.3%)
ASM Lithography Holding NV
  (Semiconductors)(s)+...........................       64,300      1,631,877
KPN NV (Telecommunication Services)(s)...........          575         22,351
Laurus NV (Retail)...............................       24,920        627,110
Philips Electronics NV (Electronics)(s)..........       29,615      1,576,145
TNT Post Group NV (Transport & Services)(s)......       29,583        791,973
Vendex NV (Retail)(s)............................       35,600        905,402
                                                                 ------------
                                                                    5,554,858
                                                                 ------------

SOUTH AFRICA (4.1%)
AngloGold Ltd. (Metals & Mining)(s)..............       25,426      1,291,732
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco)(s)....................................       93,900      1,821,143
                                                                 ------------
                                                                    3,112,875
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
SPAIN (4.1%)
ACS, Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................       58,900   $  1,876,158
Iberdrola SA (Electric)(s).......................       80,300      1,294,558
                                                                 ------------
                                                                    3,170,716
                                                                 ------------
SWEDEN (4.7%)
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....       68,000      2,261,777
Stora Kopparbergs Bergslags Aktiebolag, A Shares
  (Forest Products & Paper)(s)...................      122,400      1,346,627
                                                                 ------------
                                                                    3,608,404
                                                                 ------------
SWITZERLAND (5.0%)
Nestle SA (Food, Beverages & Tobacco)(s).........          890      1,892,928
Swisscom AG (Telecommunication Services)(s)+.....        5,200      1,762,656
Zurich Allied AG (Insurance)(s)..................          300        182,336
                                                                 ------------
                                                                    3,837,920
                                                                 ------------

UNITED KINGDOM (5.7%)
Allied Zurich PLC (Insurance)(s)+................       90,000      1,076,162
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................      184,000      1,685,552
Schroders PLC (Banking)(s).......................      102,000      1,592,036
                                                                 ------------
                                                                    4,353,750
                                                                 ------------

UNITED STATES (20.2%)
Ambac Financial Group, Inc. (Insurance)(s).......       33,400      1,943,462
BankAmerica Corp. (Banking)(s)...................       27,300      1,568,044
Bristol-Myers Squibb Co. (Pharmaceuticals).......       15,300      1,691,606
EMC Corp. (Computer Peripherals)(s)+.............       27,200      1,751,000
MCI WorldCom, Inc. (Telecommunication
  Services)(s)+..................................       38,100      2,106,216
Monsanto Co. (Chemicals)(s)......................       36,200      1,470,625
Temple-Inland, Inc. (Forest Products &
  Paper)(s)......................................       29,900      1,452,019
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
UNITED STATES (CONTINUED)
Union Pacific Corp. (Railroads)(s)...............       33,000   $  1,571,625
Waste Management, Inc. (Pollution Control)(s)....       42,500      1,917,812
                                                                 ------------
                                                                   15,472,409
                                                                 ------------
  TOTAL COMMON STOCK (COST $73,895,672)..........                  70,164,917
                                                                 ------------

PREFERRED STOCK (3.6%)
BRAZIL (2.0%)
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)(s)........................       20,602      1,564,464
                                                                 ------------

GERMANY (1.6%)
Volkswagen AG (Automotive)(s)....................       25,800      1,211,972
                                                                 ------------
  TOTAL PREFERRED STOCK (COST $3,188,930)........                   2,776,436
                                                                 ------------

WARRANTS (0.0%)
GERMANY (0.0%)
Muenchener Rueckversicherungs-Gesellschaft AG,
  Expiring 06/03/02 (Insurance) (cost $0)(s)+....          143          6,217
                                                                 ------------

                                                    PRINCIPAL
                                                    AMOUNT{::}
                                                   ------------
CONVERTIBLE BONDS (1.9%)
SWITZERLAND (1.9%)
Zurich Insurance, 1.00% due 04/15/03 (Insurance)
  (cost $1,445,415)..............................    1,038,000       1,427,250
                                                                  ------------

SHORT-TERM INVESTMENTS (1.7%)
REPURCHASE AGREEMENT (1.5%)
State Street Bank and Trust Repurchase Agreement,
  4.25% due 11/02/98, dated 10/30/98, proceeds
  $1,148,407 (collateralized by U.S. Treasury
  Note, 7.25% due 05/15/04, valued at $1,175,850)
  (Banking)......................................    1,148,000       1,148,000
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------
U.S. TREASURY OBLIGATIONS (0.2%)
United States Treasury Bills, 4.41% (y) due
  02/04/99 (Government Obligations)(s)...........  $   130,000   $    128,533
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,276,562)...................................                   1,276,533
                                                                 ------------
TOTAL INVESTMENTS (COST $79,806,579)
  (98.9%).....................................................     75,651,353
OTHER ASSETS IN EXCESS OF
  LIABILITIES (1.1%)..........................................        834,621
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 76,485,974
                                                                 ------------
                                                                 ------------

------------------------------
Note: Based on the cost of investments of $80,520,784 for federal income tax purposes at October 31, 1998, the aggregate gross unrealized appreciation and depreciation was $4,885,985 and $9,755,416, respectively, resulting in net unrealized depreciation of $4,869,431.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $28,055,320 of the market value has been segregated.

(y) - Yield to maturity.

ADR - American Depositary Receipt

SDR - Swedish Depositary Receipt

Spon. ADR - Sponsored ADR

{::} - Denominated in USD unless otherwise indicated.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Insurance.........................................        10.6%
Banking...........................................         9.3%
Telecommunication Services........................         7.5%
Electronics.......................................         6.8%
Food, Beverages & Tobacco.........................         4.9%
Telecommunications................................         4.6%
Pharmaceuticals...................................         4.2%
Retail............................................         4.1%
Metals & Mining...................................         3.8%
Forest Products & Paper...........................         3.7%
Chemicals.........................................         3.4%
Automotive........................................         3.3%
Automotive Supplies...............................         3.0%
Oil - Production..................................         2.7%
Construction & Housing............................         2.5%
Pollution Control.................................         2.5%
Broadcasting & Publishing.........................         2.4%
Telecommunications - Equipment....................         2.4%
Utilities.........................................         2.4%
Computer Peripherals..............................         2.3%
Real Estate.......................................         2.2%
Semiconductors....................................         2.2%
Railroads.........................................         2.1%
Financial Services................................         2.0%
Electric..........................................         1.7%
Oil - Services....................................         1.7%
Transport & Services..............................         1.0%
Technology........................................         0.5%
Government Obligations............................         0.2%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $79,806,579)            $75,651,353
Cash                                                       492
Foreign Currency at Value (Cost $3,231,865 )         3,227,371
Receivable for Investments Sold                        822,986
Receivable for Fund Shares Sold                          5,000
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                 2,073,586
Dividends and Interest Receivable                      141,625
Receivable for Expense Reimbursements                   92,136
Deferred Organization Expenses                          18,324
Variation Margin Receivable                             13,601
Prepaid Trustees' Fees                                     276
                                                   -----------
    Total Assets                                    82,046,750
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    1,559,040
Payable for Fund Shares Redeemed                        36,073
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                 3,766,402
Advisory Fee Payable                                    76,225
Organization Expenses Payable                           16,250
Shareholder Servicing Fee Payable                       15,247
Administrative Services Fee Payable                      3,436
Transfer Agent Fee Payable                               2,194
Administration Fee Payable                                 438
Custody Fee Payable                                        250
Fund Services Fee Payable                                   60
Accrued Expenses                                        85,161
                                                   -----------
    Total Liabilities                                5,560,776
                                                   -----------
NET ASSETS
Applicable to 5,726,155 shares outstanding
  (par value $0.001, unlimited shares authorized)  $76,485,974
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $13.36
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $87,248,457
Undistributed Net Investment Income                  1,276,161
Accumulated Net Realized Loss on Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                      (6,208,342)
Net Unrealized Depreciation of Investments,
  Futures and Foreign Currency Contracts and
  Translations                                      (5,830,302)
                                                   -----------
    Net Assets                                     $76,485,974
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 29, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $54,856 )                                                  $    433,515
Interest Income                                                      234,327
                                                                ------------
    Investment Income                                                667,842
EXPENSES
Advisory Fee                                       $  432,723
Shareholder Servicing Fee                              86,545
Custodian Fees and Expenses                            50,387
Professional Fees and Expenses                         50,137
Registration Fees                                      42,075
Administrative Services Fee                            19,674
Transfer Agent Fee                                     16,873
Printing Expenses                                      13,500
Amortization of Organization Expenses                   1,676
Fund Services Fee                                         780
Administration Fee                                        438
Trustees' Fees and Expenses                               304
Miscellaneous                                           1,406
                                                   ----------
    Total Expenses                                    716,518
Less: Reimbursement of Expenses                      (197,250)
                                                   ----------
NET EXPENSES                                                         519,268
                                                                ------------
NET INVESTMENT INCOME                                                148,574
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                          (5,326,731)
  Futures Contracts                                  (881,611)
  Foreign Currency Contracts and Transactions         740,799
                                                   ----------
    Net Realized Loss                                             (5,467,543)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                      (4,155,226)
  Futures Contracts                                    22,333
  Foreign Currency Contracts and Translations      (1,697,409)
                                                   ----------
    Net Change in Unrealized Depreciation                         (5,830,302)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $(11,149,271)
                                                                ------------
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD
                                                      MAY 29, 1998
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998
                                                   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $          148,574
Net Realized Loss on Investments, Futures and
  Foreign Currency Contracts and Transactions              (5,467,543)
Net Change in Unrealized Depreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                               (5,830,302)
                                                   -------------------
    Net Decrease in Net Assets Resulting from
      Operations                                          (11,149,271)
                                                   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold          101,633,355
Cost of Shares of Beneficial Interest Redeemed            (13,998,110)
                                                   -------------------
    Net Increase from Shareholder Transactions             87,635,245
                                                   -------------------
    Total Increase in Net Assets                           76,485,974
NET ASSETS
Beginning of Period                                                --
                                                   -------------------
End of Period (including undistributed net
  investment income of $1,276,161)                 $       76,485,974
                                                   -------------------
                                                   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                     FOR THE PERIOD
                                                      MAY 29, 1998
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998
                                                   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $            15.00
                                                   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.22
Net Realized and Unrealized Loss on Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                                  (1.86)
                                                   -------------------
Total from Investment Operations                                (1.64)
                                                   -------------------

NET ASSET VALUE, END OF PERIOD                     $            13.36
                                                   -------------------
                                                   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                   (10.93)%(a)
Net Assets, End of Period (in thousands)           $           76,486
Ratios to Average Net Assets
  Expenses                                                       1.50%(b)
  Net Investment Income                                          0.43%(b)
  Expenses without Reimbursement                                 2.07%(b)
Portfolio Turnover                                                 54%

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Global 50 Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return from a concentrated portfolio of global equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently, the fund only offers Select Shares. The fund commenced operations on May 29, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the fund is invested. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the fund's trustees.

      The fund's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the fund. It is the policy of the fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the fund has the right

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the fund are presented at the exchange rates and market values prevailing at the end of the period, the fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   e) The fund incurred organization expenses in the amount of $20,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   f) The fund may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the fund as unrealized appreciation or depreciation of forward foreign currency contract translations. At October 31, 1998, the fund had open forward foreign currency contracts as follows:

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       10/31/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Australian Dollar 2,149,900, expiring
 11/27/98........................................  $ 1,343,043   $ 1,345,131   $       2,088
Austrian Schilling 14,543,569, expiring
 11/27/98........................................    1,156,914     1,249,778          92,864
Bristish Pound 5,712,062, expiring 11/27/98......    9,355,568     9,545,908         190,340
British Pound 168,969 for JPY 38,408,343,
 expiring 11/27/98...............................      330,734       282,378         (48,356)
Danish Krone 1,690,074, expiring 11/27/98........      273,457       268,491          (4,966)
Finnish Markka 6,400,000, expiring 11/27/98......    1,177,748     1,271,930          94,182
French Franc 15,648,274, expiring 11/27/98.......    2,755,749     2,820,229          64,480
French Franc 1,563,606 for GBP 163,528, expiring
 11/27/98........................................      273,285       281,803           8,518
German Mark 13,967,461, expiring 11/27/98........    8,206,849     8,443,054         236,205
German Mark 814,442 for GBP 280,000, expiring
 11/27/98........................................      467,932       492,314          24,382
German Mark 1,363,758 for NOK 6,211,540, expiring
 11/27/98........................................      841,803       824,365         (17,438)
Japanese Yen 1,170,581,342, expiring 11/27/98....    9,166,478    10,079,866         913,388
Netherlands Guilder 3,637,912, expiring
 11/27/98........................................    1,878,913     1,949,982          71,069
Norwegian Krone 3,135,827, expiring 11/27/98.....      417,124       424,975           7,851
South African Rand 3,397,897, expiring
 11/27/98........................................      531,825       601,170          69,345
Swiss Franc 4,082,335, expiring 11/27/98.........    2,989,629     3,021,461          31,832
Swiss Franc 1,010,000 for DEM 1,232,068, expiring
 11/27/98........................................      744,761       747,532           2,771

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------
Australian Dollar 3,132,555, expiring
 11/27/98........................................    1,859,954     1,959,950       (99,996)
Australian Dollar 562,970 for NLG 662,278,
 expiring 11/27/98...............................      354,992       352,234         2,758
Austrian Schilling 14,543,569, expiring
 11/27/98........................................    1,157,927     1,249,778       (91,851)
British Pound 2,143,295, expiring 11/27/98.......    3,513,162     3,581,841       (68,679)

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT     VALUE AT     APPRECIATION/
SALES CONTRACTS                                       VALUE       10/31/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
British Pound 681,505 for HKD 8,852,407, expiring
 11/27/98........................................  $ 1,142,171   $ 1,138,920   $       3,251
British Pound 260,000 for JPY 60,617,440,
 expiring 11/27/98...............................      521,976       434,508          87,468
British Pound 146,127 for NLG 479,282, expiring
 11/27/98........................................      256,903       244,205          12,698
British Pound 43,876 for NOK 552,535, expiring
 11/27/98........................................       74,881        73,325           1,556
Danish Krone 12,924,681, expiring 11/27/98.......    1,897,897     2,053,263        (155,366)
Finnish Markka 6,400,000, expiring 11/27/98......    1,178,637     1,271,930         (93,293)
French Franc 72,173,838, expiring 11/27/98.......   12,067,408    13,007,616        (940,208)
German Mark 12,095,746, expiring 11/27/98........    7,037,007     7,311,638        (274,631)
German Mark 3,502,365 for FRF 11,743,796,
 expiring 11/27/98...............................    2,116,540     2,117,110            (570)
Hong Kong Dollar 17,775,781, expiring 11/27/98...    2,280,845     2,293,499         (12,654)
Japanese Yen 1,002,032,449, expiring 11/27/98....    7,859,098     8,628,493        (769,395)
Japanese Yen 41,592,854 for NLG 586,600, expiring
 11/27/98........................................      314,428       358,156         (43,728)
Netherlands Guilder 7,392,137, expiring
 11/27/98........................................    3,702,567     3,962,310        (259,743)
Norwegian Krone 1,275,180, expiring 11/27/98.....      165,210       172,815          (7,605)
South African Rand 19,403,729, expiring
 11/27/98........................................    2,948,895     3,432,985        (484,090)
Swedish Krona 12,393,661, expiring 11/27/98......    1,531,973     1,589,116         (57,143)
Swiss Franc 2,579,181, expiring 11/27/98.........    1,730,994     1,908,931        (177,937)
Swiss Franc 455,014 for FRF 1,857,366, expiring
 11/27/98........................................      334,746       336,770          (2,024)
Swiss Franc 2,420,128 for NLG 3,317,430, expiring
 11/27/98........................................    1,778,198     1,791,211         (13,013)
Swiss Franc 815,813 for NOK 4,550,036, expiring
 11/27/98........................................      616,632       603,808          12,824
                                                                               --------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $  (1,692,816)
                                                                               --------------
                                                                               --------------

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The fund invests in futures contracts for the purpose of hedging its existing fund securities, or securities the fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At October 31, 1998, the fund had open futures contracts as follows:

      SUMMARY OF OPEN CONTRACTS AT OCTOBER 31, 1998

                                                                    NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    APPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
S&P 500, expiring December 1998..................              5    $      22,333    $     1,359,155

   h) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding taxes at various rates.

   i) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1998 of $5,471,804, all of which expires in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

   j) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Undistributed Net Income by $1,127,587, increase Accumulated Net Realized Loss on Investments by $740,799 and decrease Paid-in Capital by $386,788. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized losses and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 1.25% of the fund's average daily net assets. For the period from May 29, 1998 (commencement of operations) to October 31, 1998, such fees amounted to $432,723.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the period from May 29, 1998 (commencement of operations) to October 31, 1998, the fee for these services amounted to $438.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides similar services. For the period from May 29, 1998 (commencement of operations) to October 31, 1998, the fee for these services amounted to $19,674.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 1.50% of the average daily net assets of the fund through February 28, 1999. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan. For the period from May 29, 1998 (commencement of operations) to October 31, 1998, J.P. Morgan has agreed to reimburse the fund $197,250 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the period from May 29, 1998 (commencement of operations) to October 31, 1998, the fee for these services amounted to $86,545.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $780 for the period from May 29, 1998 (commencement of operations) to October 31, 1998.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $200.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                          FOR THE PERIOD
                                                           MAY 29, 1998
                                                   (COMMENCEMENT OF OPERATIONS)
                                                     THROUGH OCTOBER 31, 1998
                                                   ----------------------------
Shares sold......................................                    6,808,830
Shares redeemed..................................                   (1,082,675)
                                                   ----------------------------
Net Increase.....................................                    5,726,155
                                                   ----------------------------
                                                   ----------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from May 29, 1998 (commencement of operations) to October 31, 1998 were as follows:

COST OF              PROCEEDS
  PURCHASES         FROM SALES
-----------------   -----------
$     126,023,916   $42,166,182

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expires on May 26, 1999, however, the fund as party to the Agreement will have the ability to extend the Agreement and continue their participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of October 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Global 50 Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Global 50 Fund (one of the funds comprising J.P. Morgan Series Trust, hereafter referred to as the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period May 29, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES

J.P. MORGAN GLOBAL 50 FUND

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

ANNUAL REPORT
OCTOBER 31, 1998